UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 19, 2004


                          Commission File Number 0-5680


                                BURKE MILLS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    IRS EMPLOYER IDENTIFICATION (56-0506342)
                                 NORTH CAROLINA
            ---------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (828) 874-6341
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                   No Changes
            ---------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)



Item 5.  Other Events
---------------------

The information set forth in the Registrant's news release dated May 19, 2004 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------
(c)      Exhibits

(99)  The News Release

                                  SIGNATURES
                                  -----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                BURKE MILLS, INC.

                              By: /s/Thomas I. Nail
 Date: May 19, 2004               -----------------------
                                  Thomas I. Nail
                                  President and COO
                                 (Principal Financial Officer)



                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     ------------

(99)            The News Release




                                BURKE MILLS, INC.
                            FRANK GADDY YARN DIVISION
                               POST OFFICE BOX 190
                          VALDESE, NORTH CAROLINA 28690
                  Telephone (828) 874-6341 Fax (828) 879-7184

(EX-99)
FOR IMMEDIATE RELEASE
Page 1 of 3


                   BURKE MILLS ANNOUNCES FIRST QUARTER RESULTS


Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks ended April 3, 2004.

Net sales for the thirteen weeks ended April 3, 2004 are $6,601,000 compared to $6,620,000 in 2003. The Company recorded a net loss of ($663,000) for the thirteen week period compared to a net loss of ($119,000) for the same period in 2003. This resulted in net loss per share of ($.24) compared to a net loss of ($.04) in 2003.

The Company and its joint venture partner, Teijin/Akra, voted to close their joint venture Fytek. The joint venture will operate on a scaled down basis through June 2004. The Company's loss for the quarter includes a $298,000 write down of its investment in Fytek. The write down of the investment is based on an estimated liquidated value for Fytek. The actual liquidation value can vary from the estimate.


      CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                  (Unaudited)

                                                  Thirteen Weeks Ended
                                                  --------------------
                                                 April 3,       March 29,
                                                  2004           2003
                                                  ----           ----

Net Sales                                     $6,600,614      $6,619,994
                                              ----------      ----------
Costs and Expenses
  Cost of Sales                                6,401,110       6,119,934
                                              ----------      ----------
  Gross Profit                                   199,504         500,060
  Selling, General and
    Administrative Expenses                      633,010         639,043
                                              ----------      ----------
Operating Loss                                  (433,506)       (162,974)
                                              ----------      ----------
Other Income
   Interest Income                                   175           7,167
   Other, net                                         80          16,802
                                              ----------      ----------
         Total Other Income                          255          23,969
                                              ----------      ----------
Other Expenses
  Interest Expense                                   552          32,566
  Other, net                                      12,580             -0-
                                              ----------      ----------
         Total Other Expenses                     13,132          32,566
                                              ----------      ----------

Loss Before Income Tax Benefit and
    Equity in Net Loss of Affiliate             (446,383)       (171,571)
Income Tax Benefit                               (81,719)        (53,038)
                                               ----------      ----------

Loss Before Equity in Net Loss
    of Affiliate                                 (364,664)      (118,533)
Equity in Net Loss of Affiliate                  (298,180)           -0-
                                                ----------     ---------
Net Loss                                         (662,844)      (118,533)
Retained Earnings at Beginning of Period        5,662,839      8,166,972
                                               ----------     ----------

Retained Earnings at End of Period             $4,999,995     $8,048,438
                                               ==========     ==========
Basic and Diluted Net Loss Per Share           $   (0.24)     $   (0.04)
                                               ==========     ==========

Dividends Per Share of Common Stock               None           None
                                              ===========     ==========
Weighted Average Common Shares Outstanding      2,741,168      2,741,168
                                              ===========     ==========



                            CONDENSED BALANCE SHEETS

                                                April 3        January 3
                                                 2004            2004
                                              (Unaudited)      (Audited)
                                                --------        --------
             ASSETS
Current Assets
  Cash and cash equivalents                   $      -0-     $   147,062
  Accounts receivable                          3,474,955       2,365,284
  Inventories                                  2,072,242       1,880,477
  Prepaid expenses and other current assets      135,434          52,633
                                              ----------       ---------
Total Current Assets                           5,682,631       4,445,456
                                              ==========       =========

Equity Investment in Affiliate                   255,000         553,180
                                               ---------      ----------

Property, plant & equipment - at cost         30,527,300      30,513,251
  Less: accumulated depreciation              22,908,069      22,450,432
                                              ----------      ----------
       Property, Plant and Equipment- Net      7,619,231       8,062,819
                                              ----------      ----------
Other Assets
  Deferred income taxes                           62,000          60,000
  Other                                           16,575          16,575
                                              ----------      ----------
                                                  78,575          76,575
                                              ----------      ----------
Total Assets                                 $13,635,437     $13,138,030
                                             ===========     ===========


                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Bank overdraft                                $   50,885     $      -0-
  Short-term debt - revolving bank line                 -0-       141,514
  Accounts payable                                1,991,165       871,695
  Accrued salaries and wages                        183,591        54,050
  Other liabilities and accrued expenses            201,281       113,412
                                                 ----------    ----------
        Total Current Liabilities                 2,426,922     1,180,671
Deferred Income Taxes                             1,288,000     1,374,000
                                                 ----------    ----------
Total Liabilities                                 3,714,922     2,554,671
                                                 ----------    ----------
Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding - 2,741,168 shares   1,809,171      1,809,171
  Paid-in capital                                3,111,349      3,111,349
  Retained earnings                              4,999,995      5,662,839
                                                ----------     ----------
         Total Shareholders' Equity              9,920,515     10,583,359
                                                ----------     ----------
Total Liabilities & Shareholder's Equity       $13,635,437    $13,138,030
                                               ===========    ===========



Burke Mills, Inc., is a processor of dyed,  twisted,  and textured yarns for the
automotive,   home  and  contract  upholstery   markets.   The  Company  employs
approximately 166 people